                                                                    EXHIBIT 23.2

The Board of Directors
American Aircarriers Support, Inc.

     We consent to the use in this amendment to the registration statement on Form SB-2 of our report dated February 18, 1998 with respect to the financial statements of American Aircarriers Support, Inc. as of December 31, 1996 and 1997 and for the years then ended included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          CHERRY, BEKAERT & HOLLAND, L.L.P.

CHARLOTTE, NORTH CAROLINA

MAY 27, 1998